Exhibit 10.111

AMENDMENT ONE TO SECURITIES PURCHASE AGREEMENT

This Amendment One to Securities Purchase Agreement (this “Amendment”) is made as of December 17, 2015 (the “Effective Date”), by and between Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned investors (the “Investors”).

WHEREAS, the Company previous entered into that certain Securities Purchase Agreement (the “Agreement”), dated May 5, 2015, by and between the Company and the each purchaser identified on the signature pages thereto (the “Purchasers”).

WHEREAS, Section 9(e) of the Agreement provides that no provision of the Agreement may be amended other than by an instrument in writing signed by the Company and the holders of, in the aggregate, at least 67% of the Underlying Securities (as defined in the Agreement) as of such time (excluding any Underlying Securities held by the Company or any of its Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Warrants, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion).

WHEREAS, the Investors represent at least 67% in interest of the Underlying Securities as of the date hereof.

WHEREAS, the Company and the Investors desire to amend the Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

AMENDMENTS:

A.	Section 4(p) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(p) Variable Securities. So long as any Warrants remain outstanding, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (it being understood that anti-dilution adjustments do not make a security subject to this definition) or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company or any Subsidiary may sell securities at a future determined price (other than with respect to any “at-the-market” offering (“ATM Offering”) which shall not be subject to this definition). Notwithstanding the foregoing, the Company will not conduct any ATM Offering from the date of this Agreement through February 5, 2016; provided that the restriction above may be waived by Buyers holding 50% of the Underlying Securities as of such time issued or issuable hereunder or pursuant to the Warrants. Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.”

GENERAL TERMS:

1	This Amendment shall enter into force as of the Effective Date.

2	All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

3	In consideration of the foregoing amendment, the Company agrees that for the period commencing on the date hereof and ending on February 5, 2016, the Company shall not directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), provided, however, that the foregoing shall not apply to any issuances of any Excluded Securities (as defined in the Agreement).

4	Except as otherwise expressly provided herein, the Agreement shall otherwise remain in full force and effect.

5	This Amendment, together with the Agreement (to the extent not amended hereby) and all exhibits thereto and references therein, constitute the entire agreement among the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the subject matter herein.

6	Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.

7	This Amendment may not be altered, amended or modified in any way unless done so in accordance with Section 9(e) of the Agreement.

8	This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument, and such counterparts may be delivered electronically by the parties.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

CYTORI THERAPEUTICS, INC.

By	/s/ Tiago Girao
Name: Tiago Girao
Title: CFO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO AMENDMENT ONE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

Name of Purchaser: CUI Investments, Inc.

Signature of Authorized Signatory of Purchaser: /s/ Martin Kobinger

Name of Authorized Signatory: Martin Kobinger

Title of Authorized Signatory: Investment Manager

Email Address of Authorized Signatory: kabinger@sig.com and winer@sig.com

Facsimile Number of Authorized Signatory: (415) 403-6525

Number of Underlying Securities as of the Effective Date: 12,570,005

[PURCHASER SIGNATURE PAGES TO AMENDMENT ONE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

Name of Purchaser: Sabby Volutility Warrant Master Fund, Ltd

Signature of Authorized Signatory of Purchaser: /s/ Robert Grundstein

Name of Authorized Signatory: Robert Grundstein

Title of Authorized Signatory: COO of Investment Manager

Email Address of Authorized Signatory: rgrundstein@sabbycapital.com

Facsimile Number of Authorized Signatory:

Number of Underlying Securities as of the Effective Date:

[PURCHASER SIGNATURE PAGES TO AMENDMENT ONE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

Name of Purchaser: ProMed Partners, LP

Signature of Authorized Signatory of Purchaser: /s/ David B. Musket

Name of Authorized Signatory: David B. Musket

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: dmasket@promedmgmt.com

Facsimile Number of Authorized Signatory: 8572638359

Number of Underlying Securities as of the Effective Date:

[PURCHASER SIGNATURE PAGES TO AMENDMENT ONE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

Name of Purchaser: David B. Musket

Signature of Authorized Signatory of Purchaser: /s/ David B. Musket

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory: dmasket@promedmgmt.com

Facsimile Number of Authorized Signatory: 8572638359

Number of Underlying Securities as of the Effective Date:

IN WITNESS WHEREOF, the undersigned have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

Name of Purchaser: Alpha Capital Austalt

Signature of Authorized Signatory of Purchaser: /s/ Konrad Ackermann

Name of Authorized Signatory: Konrad Ackermann

Title of Authorized Signatory: Director

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Number of Underlying Securities as of the Effective Date:

IN WITNESS WHEREOF, the undersigned have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

Name of Purchaser: Intracoastal Capital, LLC

Signature of Authorized Signatory of Purchaser: /s/ Keith A. Goodman

Name of Authorized Signatory: Konrad Ackermann

Title of Authorized Signatory:

Email Address of Authorized Signatory: kgoodman@cranshirecapital.com

Facsimile Number of Authorized Signatory: 847-562-9031

Number of Underlying Securities as of the Effective Date: 2,969,850